Exhibit 10.07





                         17th NOVEMBER 1995

                     THE NATIONAL GRID GROUP plc

                          EASTERN GROUP plc

                    EAST MIDLANDS ELECTRICITY plc

                       LONDON ELECTRICITY plc

                             MANWEB plc

                      MIDLANDS ELECTRICITY plc

                        NORTHERN ELECTRIC plc

                             NORWEB plc

                            SEEBOARD plc

                        SOUTHERN ELECTRIC plc

                     SOUTH WALES ELECTRICITY plc

                    SOUTH WESTERN ELECTRICITY plc

                   YORKSHIRE ELECTRICITY GROUP plc


               ______________________________________

                     MEMORANDUM OF UNDERSTANDING

               _______________________________________

Herbert South
Exchange House
Primrose Street
London EC2A 2HS
Ref:223/C267/30438764

THIS MEMORANDUM OF UNDERSTANDING is made the 17th of

1995

BETWEEN

A   The National Grid Group plc (formerly The National Grid Holding plc) ("EGG") whose registered office is at Kirby Corner Road, Conentry CV4 8JY

AND

B   Each of:

Eastern Group plc whose registered office is at Wherstead Park, P.O Box 40, Wherstead, Ipswich, Suffolk IP9 2AQ

East Midlands Electricity plc whose registered office is at 398
Coppice Road, Arnold, Nottingham NG5 7HX

London Electricity plc whose registered office is at Templar House, 81-87 High Holborn, London WClV 6NU

Manweb plc whose registered office is at Sealand Road, Chester, CH1
4LR

Midlands Electricity plc whose registered office is at Mucklow Hill, Halesowen, West Midlands. B62 8BP

Northern Electric plc whose registered office is at Carliol House, Market Street, Newcastle Upon Tyne. NE1 6NE

NORWEB plc whose registered office is at Talbot Road, Manchester, M16
0HQ

SEEBOARD plc whose registered office is at Forest Gate. Brighton
Road, Crawley, West Sussex RH 11 9BH

Southern Electric plc whose registered office is at Southern Electric House, Westacott Way, Littlewick Green, Maidenhead, Berkshire SL6 3QB

South Wales Electricity plc whose registered office is at Newport
Road, St. Melllons, Cardiff CF3 9XW

South Western Electricity plc whose registered office is at 800 Park Avenue, Aztec West, Almondsbury, Bristol SB12 4SE

Yorkshire Electricity Group plc whose registered office is at Wetherby Road, Scarcroft, Leeds, LS 14 3HS

(collectively the "RECs" and each a "REC")

WHEREAS

Following certain changes made at the NGH EGM to the Anicles of Association of NGG and, effective upon execution of this Agreement, to the board of directors of NGG. the parties have agreed that the relationship between RECs (being the principal shareholders of NGG) and NGG should be regulated in the period prior to Flotation.

NOW IT IS AGREED as follows:

1.   Definitions and Interpretation

1.1 In this Agreement, unless the context otherwise requires, the following words and expressions bear the meanings respectively set out below:

the "EGMs"                         means the NGH EGM and the passing
                                   of the NGC Written Resolutions.

"NGC"                              means The National Grid Company
                                   plc.

the "Master Agreement"             means the agreement of that name
                                   dated 25th October 1995 between
                                   each of the RECs, NGG and NGC.

the "REC Oversight Committee"      means the committee established
                                   pursuant to Clause 3.

the "Relevant Period"              means the period commencing with
                                   the execution of this Agreement
                                   and terminating upon the earlier
                                   of the Flotation or the
                                   Termination Date.

the "Termination Date"             means the date or. which
                                   directors of 'GO cease to be
                                   directors of NGG and
                                   representatives of the RECs are
                                   appointed in their place.

1.2 Unless the context otherwise requires:

(a) any reference in this Agreement to a Clause, Sub-clause or
Schedule is to a clause, sub-clause or schedule, as the case may be. of or to this Agreement;

(b) capitalized terms which are not defined in Clause 1.1 shall have the meanings ascribed to them in the Master Agreement; and

(c) the singular shall be deemed to include the plural and vice versa.

1.3 The headings in this Agreement are for ease of reference only and shall not affect the construction of this Agreement.

2.   The Relevant Period

2.1  Save as set out in Clause 2.2 below, during the Relevant Period:

(a) NGG will not engage in any activity outside the ordinary course of its business;

(b) no material contracts or commitments will be entered into by NGG unless such contracts or commitments are conditional on Flotation;

(c) NGG shall procure that no matters relating to NGC (or its subsidiaries) which prior to the EGMs would have required either consultation with or the approval of the NGG Board pursuant to the Articles of Association of either NGG or NGC which were in force prior to the EGMs, will be carried out by NGC (or such subsidiaries);

without the prior approval of the REC Oversight Committee or, in the case of matters falling within paragraph (c) above which would have required consultation only with the NGG Board, consultation with the REC Oversight Committee.

(i) The REC Oversight Committee shall not unreasonably delay in giving or withholding its approval in any case.

(ii) In relation to any proposal or matter concermag the carrying on of the National Grid Business (as defined in the articles of association of NGC in the form in force prior to the EGMs) which requires the approval of the REC Oversight Committee, such committee shall not be entitled to withhold approval unless it has reasonable grounds for believing that implementation is likely adversely to affect the financial viability of NGC and/or EGG and if the REC
Oversight Committee does withhold approval it shall provide NGC and NGG with a written statement giving details of the grounds for such belief; and

(iii) In relation to any business or proposed business of NGC or NGG or any subsidiary undertakings, other than National Grid Business, the REC Oversight Committee shall be entitled to give or withhold approval to such plans in whole or in part on any grounds it shall think fit.

(iv) No consent of the REC Oversight Committee shall be required to the planning and implementation of any Business Plan (as defined in the articles of association of NGC in the form in force prior to the
EGMs) except as provided in this Agreemeno

2.2 The following matters may be carried out by NGG or NGC during the Relevant Period without prior consultation with or the prior approval of the REC Oversight Committee:

(a) matters expressly referred to in the Master Agreement or otherwise necessary to effect Flotation;

(b) matters expressed to be, or whose effect is, conditional on Flotation;

(c) arrangements for a low cost dealing facility for shareholders of NGG after Flotation provided that such arrangements will be conditional upon Flotation becoming effective and shall release NGG from all obligations in respect thereof in the event that the Flotation does not become effective; and

(d) arrangements for the establishment of an ADR programrne in respect of NGG shares provided that such arrangements will be conditional upon Flotation becoming effective and shall release NGG from all obligations in respect thereof in the event that the Flotation does not become effective.

3.   The REC Oversight Committee

3.1 The REC Oversight Committee shall consist of up to 12 persons, each appointed by a different REC and at the date hereof shall consist of the members of the NGH Board at the date of the NGH EGM.

3.2 The Chairman of the REC Oversight Committee shall be Mr K Harvey or failing him, that person appointed to the Committee by NORWEB plc

3.3   Any  consultation with or request for the approval of  the  REC
Oversight Committee pursuant to Clause 2.1 or pursuant to any provisions of the Master Agreement which expressly contemplate approval by the REC Oversight Committee shall be made by notice in writing to all members of the REC Oversight Committee in accordance w ith Clause 6.

3.4 On receipt of such consultation or request the Chairman of the REC Oversight Committee shall call a meeting of the committee by notice to all its members and to the Chairman of NGG in accordance with Clause 6 specifying the date, time and place of such meeting which shall be within 7 days of receipt of the consultation or request for approval provided that if Kleinwort Benson informs the Chairman that it is necessary for a shorter notice period to apply such meeting shall be called as soon as is practicable thereafter.

3.5 A meeting of the REC Oversight Committee will be quorate if 2 members are present in person, on the telephone or by other telecommunication facility or by duly authorised representative. The Chairman of NGG or his representative shall be entitled to be present and to speak at the meeting, but not to vote.

3.6 Such meeting shall, by the votes of a majority of the committee members so present, decide whether the approval is granted and shall give notice to EGG in accordance with Clause 6 of its decision within one business day of the close of the meeting. The Chairman shall not have a second or casting vote. In the event of an equality of votes approval shall not be given.

3.7 If no meeting of the REC Oversight Committee is held following a valid request for approval within the time limit in Clause 3.4, or no notice to EGG of its decision pursuant to Clause 3.6 is served pursuant to Clause 6.2. NGC shall be entitled to proceed as though such approval had been given.

4.   Termination

This Agreement shall terminate (without prejudice to any liability for any liability for antecedent breach) on the earlier of the Flotation or the Termination Date.

5.   Variations

Variations to this Agreement shall not be effected except by means of an instrument executed on behalf of all the parties save that alterations to the Timetable made pursuant to Clause 20.2 of the Master Agreement shall have the effect of altering any relevant date specified herein to confirm to the Timetable as so altered.

6.   Notices

6.1 Any notice required to be given under this Agreement may be served personally or by prepaid registered or recorded delivery letter or by facsimile addressed to the relevant party at the address stated on the first page of this Agreement and marked for the attention of the person described alongside that party below or at the relevant number set out below or at such other address or number as it may have notified to the other for this purpose:

Party                              Facsimile No
THE NATIONAL GRID GROUP plc
for the attention of The Company
Secretary

EASTERN GROUP plc                  01473 553002
for the attention of Tne Company
Secretary

EAST.MIDLANDS ELECTRICITY plc      0115 967 0459
for the attention of The Company
Secretary

LONDON ELECTRICITY plc             01713313424
for the attention of The Company
Secretary

MANWEB plc                         0141 6364578
for the anention of Ian Russell

MIDLANDS ELECTRICITY plc           0121423 1907
for the attention of The Company
Secretary

NORTHERN ELECTRIC plc              0191210 2409
for the attention of Valerie
Giles

NORWEB plc                         0161 875 7211
for the attention of Peter
Rothwell

SEEBOARD plc                       01293 657 325
for the attention of The Company
Secretary

SOUTHERN ELECTRIC plc              01628 584 408
for the attention of The Company
Secretary

SOUTH WALES ELECTRICITY plc        01222 723 880
for the attention of The Company
Secretary

SOUTH WESTERN ELECTRICITY plc      01454 617702
for the attention of The Company
Secretary

YORKSHIRE ELECTRICITY GROUP plc    0113 289 5926
for the attention of Roger
Dickinson


6.2 Save in respect of a notice calling a meeting of the REC Oversight Committee which shall, in addition to the following provisions of this clause, only be deemed to have been duly served upon production of evidence that such notice was acknowledged by its recipient any notice so given by letter shall be deemed to have been served 48 hours after the serve shall have been posted and any notice given by facsimile shall be deemed to have been served upon receipt of a facsimile receipt form indicating satisfactory receipt by the receiving machine, and in proving such service it shall be sufficient to prove, in the case of a letter, that it was properly addressed, and in the case of a facsimile, by producing the relevant facsimile receipt form.

7.   Governing Law and Jurisdiction

This Agreement shall be governed by, and construed in accordance with English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim dispute or difference concerning this Agreement.

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by                                         )
for and on behalf of THE NATIONAL                 )
GRID GROUP plc                                    )

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7.   Governing Law and Jurisdiction

This Agreement shall be governed by. and construed in accordance with. English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement.

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by                                         )
for and on behalf of THE NATIONAL                 )
GRID GROUP plc                                    )

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by Robert John Davies for and on behalf of )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7.   Governing Law and Jurisdiction

This Agreement shall be governed by, and construed in accordance with, English Law and the High Court of justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement.

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by                                         )
for and on behalf of THE NATIONAL                 )
GRID GROUP plc                                    )

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by AV Towers      for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7.   Governing Law and Jurisdiction

This Agreement shall be governed by, and construed in accordance with English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by
for and on behalf of THE NATIONAL
GRID GROUP plc

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by Ian Russell    for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOAR:D plc                                     )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7.   Governing Law and Jurisdiction

This Agreement shall be governed by. and construed in accordance with. English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by
for and on behalf of THE NATIONAL
GRID GROUP plc

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7.   Governing Law and Jurisdiction

This Agreement shall be governed by. and construed in accordance with. English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by
for and on behalf of THE NATIONAL
GRID GROUP plc

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7.   Governing Law and Jurisdiction

This Agreement shall be governed by, and construed in accordance with. English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by
for and on behalf of THE NATIONAL
GRID GROUP plc

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7. Governing Law and Jurisdiction

This Agreement shall be governed by, and construed in accordance with English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement.

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by                                         )
for and on behalf of THE NATIONAL                 )
GRID GROUP plc                                    )

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by                for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

7. Governing Law and Jurisdiction

This Agreement shall be governed by, and construed in accordance with English Law and the High Court of Justice in England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement.

THIS AGREEMENT has been signed by or on behalf of each of the parties the day and year first before written

Signed by                                         )
for and on behalf of THE NATIONAL                 )
GRID GROUP plc                                    )

Signed by                for and on behalf of     )
EASTERN GROUP plc                                 )

Signed by                for and on behalf of     )
EAST MIDLANDS ELECTRICITY plc                     )

Signed by                for and on behalf of     )
LONDON ELECTRICITY plc                            )

Signed by                for and on behalf of     )
MANWEB plc                                        )

Signed by                for and on behalf of     )
MIDLANDS ELECTRICITY plc                          )

Signed by                for and on behalf of     )
NORTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
NORWEB plc                                        )

Signed by                for and on behalf of     )
SEEBOARD plc                                      )

Signed by Henry Roberts
  Casley                 for and on behalf of     )
SOUTHERN ELECTRIC plc                             )

Signed by                for and on behalf of     )
SOUTH WALES ELECTRICITY plc                       )

Signed by                for and on behalf of     )
SOUTH WESTERN ELECTRICITY plc                     )

Signed by                for and on behalf of     )
YORKSHIRE ELECTRICITY GROUP plc                   )

Signed by                for and on behalf of     )
SOUTH WALES ELECTRICITY plc                       )

Signed by John Junior
  Seed                   for and on behalf of     )
SOUTH WESTERN ELECTRICITY plc                     )

Signed by                for and on behalf of     )
YORKSHIRE ELECTRICITY GROUP plc                   )

Signed by                for and on behalf of     )
SOUTH WALES ELECTRICITY plc                       )

Signed by                for and on behalf of     )
SOUTH WESTERN ELECTRICITY plc                     )

Signed by R. Dickinson   for and on behalf of     )
YORKSHIRE ELECTRICITY GROUP plc                   )